MML SERIES INVESTMENT FUND II
MML U.S. Government Money Market Fund
(the “Fund”)
Supplement dated March 18, 2020 to the
Prospectus dated May 1, 2019
This supplement provides new and additional information beyond that contained in the Prospectus and any previous supplements. It should be retained and read in conjunction with the Prospectus and any previous supplements.
The following information replaces similar information for the Fund found on page 75 in the section titled Additional Information Regarding Investment Objectives and Principal Investment Strategies:
MML U.S. Government Money Market Fund. The Fund’s 7-day yield on December 31, 2018 was 1.86%. To obtain the Fund’s current 7-day yield information, please call 1-888-309-3539. MML Advisers has agreed to voluntarily waive some or all of its management fees and, if necessary, reimburse some or all of the Fund’s other expenses, in an attempt to allow the Initial Class shares of the Fund to maintain a 1-day yield of at least approximately 0.00%. MML Advisers may amend or discontinue this waiver at any time without advance notice.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
L8063-19-07